Acadia Mutual Funds

Acadia Principal Conservation Fund

Supplement to the Prospectus and Statement of Additional

Information (“SAI”) dated October 28, 2011as Supplemented June 4, 2012

Supplement dated June 25, 2012

The Board of Trustees of the Acadia Mutual Funds (the “Trust”) has decided to liquidate the Acadia Principal Conservation Fund (the “Fund”).  The Trust will liquidate the assets of the Fund and distribute the proceeds ratably among the shareholders of the Fund.

Effective immediately, the Fund is closed to new investors and additional purchases by existing investors.

Shareholders in the Fund may close out their investments through any of the following:

·	Do nothing. Your Shares will automatically be redeemed and the proceeds will be sent to you on or aboutJune 29, 2012 at the address of record.
·	Redeem your Fund shares.

Shareholders should consult a tax advisor about the tax implications that may result from the liquidation of Fund shares.

Shareholders may obtain additional information by calling their plan sponsor, broker-dealer, financial institution, or by contacting the Trust at 1.800.595.4866.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE